                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): February 10, 1999


                           KORN/FERRY INTERNATIONAL
            (Exact name of registrant as specified in its charter)

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              CALIFORNIA               001-14505                               95-2623879
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   (State or Other Jurisdiction of   (Commission File Number)   (IRS Employer Identification No.)
           Incorporation)
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1800 Century Park East, Suite 900, Los Angeles, California               90067
         (Address of principal executive offices)                     (Zip Code)


      Registrant's telephone number, including area code:  (310) 552-1834


                                NOT APPLICABLE.
        (Former name or former address, if changed since last report.)
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ITEM 5.   OTHER EVENTS

          On February 10, 1999, the Securities and Exchange Commission (the
"Commission") declared effective the Registrant's Registration Statement on Form
S-1 (File No. 333-61697) (the "Registration Statement") relating to the public offering of up to 13,512,500 shares of the Registrant's Common Stock, par value
$.01 per share (the "Common Stock").

          The Registrant's Amended and Restated Articles of Incorporation became effective simultaneously with their filing with the California Secretary of State on February 10, 1999. The public offering commenced on February 10, 1999 upon the execution of an Underwriting Agreement dated as of February 10, 1999 by and among the Registrant, the Selling Shareholders named therein, and Credit
Suisse First Boston Corporation, Donaldson, Lufkin & Jenrette Securities
Corporation, Paine Webber Incorporated, as representatives of the several underwriters named therein. The Registrant's Amended and Restated Bylaws became effective upon commencement of the public offering. The Registrant's Common
Stock began trading on the New York Stock Exchange on February 11, 1999 under the symbol "KFY".

          On February 17, 1999 the Registrant completed the public offering at $14.00 per share of an aggregate of 11,823,392 shares of common stock (9,962,332 shares offered by the Registrant and 1,861,060 shares offered by selling shareholders) resulting in net proceeds (after deducting underwriting discounts and other expenses payable by the Company) of $130,755,607.50 to the Registrant and $24,426,412.50 to the selling shareholders.

          On February 12, 1999 the Registrant entered into a $50 million credit facility with Mellon Bank, N.A. and bank of America National Trust and Savings
Association that replaced the Registrant's existing line of credit. The new credit facility is a three year, unsecured revolving credit facility and includes a standby letter of credit subfacility. Interest rates on borrowings under the credit facility are based on floating rate indices plus an applicable margin. Immediately upon entering into this new credit facility, the Registrant borrowed $14.4 million under the revolving credit portion of the facility.


ITEM 7.   EXHIBITS

      The following exhibits are filed with this Current Report on Form 8-K.

Exhibit   Description
Number

3.1       Amended and Restated Articles of Incorporation

3.2       Amended and Restated Bylaws

10.1 Credit Agreement dated as of February 12, 1999 by and among the Registrant, the lenders named therein, Mellon Bank, N.A. and Bank of America National Trust and Savings Association, as issuing banks, and Mellon Bank, N.A., as agent for the lenders

10.2      Additional Redemption Agreement
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     KORN/FERRY INTERNATIONAL


                                     By:  /s/ Elizabeth S.C.S. Murray
                                          -----------------------------------
                                        Elizabeth S.C.S. Murray
                                        Chief Financial Officer


Date:  February 19, 1999